UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020 (May 28, 2020)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22193 (Commission File Number)	33-0743196 (I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPBI	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Pacific Premier Bancorp, Inc. (“PPBI”) on June 1, 2020, reporting under Item 2.01 the completion of the previously announced merger (the “Merger”) between Pacific Premier Bank, a California-chartered commercial bank and wholly-owned subsidiary of PPBI, and Opus Bank (“Opus”). Under Item 9.01(b) of the Original 8-K, PPBI stated that unaudited pro forma combined consolidated financial information as of and for the three-month period ended March 31, 2020 would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed. No other changes have been made to the Original 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial statements of businesses acquired

The audited consolidated balance sheets of Opus as of December 31, 2019 and 2018, the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Opus for the years ended December 31, 2019, 2018 and 2017, the notes related thereto and the Report of Independent Registered Public Accounting Firm were previously included as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-237188, as filed by PPBI with the SEC on April 6, 2020 and declared effective on April 7, 2020 (the “Registration Statement”).

The unaudited consolidated balance sheets of Opus as of March 31, 2020 and 2019, the related unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Opus for the three-month periods ended March 31, 2020 and 2019 and the related notes thereto were attached as Exhibit 99.2 to the Original 8-K and are incorporated herein by reference.

(b)           Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of PPBI and Opus for the year ended December 31, 2019, unaudited pro forma combined consolidated income statements of PPBI and Opus for the year ended December 31, 2019, and the notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Combined Condensed Consolidated Financial Data.”

The unaudited pro forma combined consolidated financial information as of and for the three-month period ended March 31, 2020 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

99.2	Unaudited Consolidated Financial Statements of Opus as of March 31, 2020 and for the three months ended March 31, 2020 and 2019 (incorporated by reference to Exhibit 99.2 to the Original 8-K filed with the SEC on June 1, 2020)

99.3	Unaudited pro forma combined consolidated financial information as of and for the three-month period ended March 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: July 1, 2020	By:	/s/ Steven R. Gardner
Steven R. Gardner
Chairman, President and Chief Executive Officer

3